Page 13 of 15 Pages


                                                                      Exhibit 11
                                                                      ----------

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting persons listed below on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the common stock, par value $0.01 per share, of Rare Medium Group, Inc., a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this agreement as of the 21st day of May, 2002.

May 21, 2002                         APOLLO INVESTMENT FUND IV, L.P.

                                     By:  APOLLO ADVISORS IV, L.P.
                                          its general partner

                                     By:  Apollo Capital Management IV, Inc.
                                          its general partner

                                     By:  /s/ Michael D. Weiner
                                          --------------------------------------
                                          Name:    Michael D. Weiner
                                          Title:   Vice President


May 21, 2002                         APOLLO OVERSEAS PARTNERS IV, L.P.

                                     By:  APOLLO ADVISORS IV, L.P.
                                          its managing general partner

                                     By:  Apollo Capital Management IV, Inc.
                                          its general partner

                                     By:  /s/ Michael D. Weiner
                                          --------------------------------------
                                          Name:    Michael D. Weiner
                                          Title:   Vice President


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                                                             Page 14 of 15 Pages


May 21, 2002                         APOLLO ADVISORS IV, L.P.
                                     in its capacity as general partner
                                     to Apollo Investment Fund IV, L.P. and
                                     Apollo Overseas Partners IV, L.P.

                                     By:  Apollo Capital Management IV, Inc.
                                          its general partner

                                     By:  /s/ Michael D. Weiner
                                          --------------------------------------
                                          Name:    Michael D. Weiner
                                          Title:   Vice President


May 21, 2002                         APOLLO MANAGEMENT IV, L.P.
                                     in its capacity as investment manager to Apollo Investment Fund IV, L.P. and
                                     Apollo Overseas Partners IV, L.P.

                                     By:  AIF IV Management, Inc.
                                          its general partner

                                     By:  /s/ Michael D. Weiner
                                          --------------------------------------
                                          Name:    Michael D. Weiner
                                          Title:   Vice President

May 21, 2002                         AIF  IV/RRRR LLC

                                     By:  Apollo Management IV, L.P.
                                          its manager

                                     By:  AIF IV Management, Inc.
                                          its general partner

                                     By:  /s/ Michael D. Weiner
                                          --------------------------------------
                                          Name:    Michael D. Weiner
                                          Title:   Vice President

                                                             Page 15 of 15 Pages


May 21, 2002                         AP/RM ACQUISITION LLC

                                     By:  Apollo Management IV, L.P.
                                          its manager

                                     By:  AIF IV Management, Inc.
                                          its general partner

                                     By:  /s/ Michael D. Weiner
                                          --------------------------------------
                                          Name: Michael D. Weiner
                                          Title:   Vice President